                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): SEPTEMBER 20, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-14521                              51-0370352
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                           File Number)                        Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000

ITEM 5.  OTHER EVENTS

         On September 20, 2001, Conoco Canada Resources Limited (formerly named Gulf Canada Resources Limited), a subsidiary of Conoco Inc., commenced a tender offer for all outstanding 8.375% Senior Notes due 2005, 8.35% Senior Notes due 2006, 7.125% Notes due 2011, and 8.25% Senior Notes due 2017 of Conoco Canada Resources. The notes have an aggregate principal amount of $975 million. The press release issued by Conoco Canada Resources in connection with the commencement of the offer is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     --  Press release issued by Conoco Canada Resources Limited on
                      September 20, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONOCO INC.



                                   By: /s/ Sigmund L. Cornelius
                                      ------------------------------------------
                                      Name: Sigmund L. Cornelius
                                      Title: Treasurer


Date:    September 20, 2001

    EXHIBIT NO.                 DESCRIPTION OF EXHIBIT
    -----------                 ----------------------
      99.1        --  Press release issued by Conoco Canada Resources Limited on
                      September 20, 2001